                                  EXHIBIT 5.2

                            IRS DETERMINATION LETTER

61

                            INTERNAL REVENUE SERVICE                         Department of the Treasury

Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA   Washington, DC: 20224
FFN: 50339816103-004 Case: 8201920 EIN: 13-5674085
BPD: 03 Plan: 004 Letter Serial No: D359287b                                 Person to Contact: Mr. Wolf

                     MERRILL LYNCH PIERCE FENNER & SMITH INC                 Telephone Number: (202) 622-8380

                     P.O. BOX 9038                                           Refer Reply to: E:EP:Q:1

                     PRINCETON, NJ 08543
                                                                             Date: 06/29/93

Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                     Sincerely yours,

                                     /s/ [SIGNATURE ILLEGIBLE]

                                     Chief, Employee Plans Qualifications Branch

61

                            INTERNAL REVENUE SERVICE                         Department of the Treasury

Plan Description: Prototype Non-standardized Profit Sharing Plan             Washington, DC: 20224
FFN: 50339816103-002 Case: 9201918 EIN: 13-5674085
BPD: 03 Plan: 002 Letter Serial No: D359289b                                 Person to Contact: Mr. Wolf

                     MERRILL LYNCH PIERCE FENNER & SMITH INC                 Telephone Number: (202) 622-8380

                     P.O. BOX 9038                                           Refer Reply to: E:EP:Q:1

                     PRINCETON, NJ 08543
                                                                             Date: 06/29/93

Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                     Sincerely yours,

                                     /s/ [SIGNATURE ILLEGIBLE]

                                     Chief, Employee Plans Qualifications Branch

61

                            INTERNAL REVENUE SERVICE                         Department of the Treasury

Plan Description: Prototype Non-standardized Money Purchase Pension Plan     Washington, DC: 20224
FFN: 50339816103-003 Case: 9201919 EIN: 13-5674085
BPD: 03 Plan: 003 Letter Serial No: D359288b                                 Person to Contact: Mr. Wolf

                     MERRILL LYNCH PIERCE FENNER & SMITH INC                 Telephone Number: (202) 622-8380

                     P.O. BOX 9038                                           Refer Reply to: E:EP:Q:1

                     PRINCETON, NJ 08543
                                                                             Date: 06/29/93

Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                     Sincerely yours,

                                     /s/ [SIGNATURE ILLEGIBLE]

                                     Chief, Employee Plans Qualifications Branch

61

                            INTERNAL REVENUE SERVICE                         Department of the Treasury

Plan Description: Prototype Non-standardized Target Benefit Plan             Washington, DC: 20224
FFN: 50339816103-001 Case: 8904027 EIN: 13-5674085
BPD: 03 Plan: 001 Letter Serial No: D361009a                                 Person to Contact: Mr. Wolf

                     MERRILL LYNCH PIERCE FENNER & SMITH INC                 Telephone Number: (202) 622-8380

                     P.O. BOX 9038                                           Refer Reply to: E:EP:Q:1

                     PRINCETON, NJ 08543
                                                                             Date: 06/29/93

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                     Sincerely yours,

                                     /s/ [SIGNATURE ILLEGIBLE]

                                     Chief, Employee Plans Qualifications Branch